AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON JULY 11, 2000

================================================================================
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                        Securities Exchange Act of 1934.

Filed by the Registrant [__]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
      [_] Preliminary Proxy Statement
      [_] Confidential, For Use of the Commission Only (as permitted by Rule
           14a-6 (e) (2))
      [_] Definitive Proxy Statement
      [X] Definitive Additional Materials
      [_] Soliciting Material Under Rule 14a-12


                               DEXTER CORPORATION
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
                              ISP INVESTMENTS INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

      [X] No fee required.
      [_] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
          0-11.

         1) Title of each class of securities to which transaction applies:



                  -------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:



                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:



                  -------------------------------------------------------------




NY2:\928391/01/54104.0016

         5)       Total fee paid:



                  -------------------------------------------------------------


     [_] Fee paid previously with preliminary materials:


         ----------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)       Amount previously paid:
     2)       Form, Schedule or Registration Statement No.:
     3)       Filing Party:
     4)       Date Filed:


================================================================================

FOR IMMEDIATE RELEASE                      CONTACT:
Tuesday, July 11, 2000                     Edward G. Novotny & Associates, Inc.
                                           (212) 490-2065/2977


                     ISP WILL NOT VOTE ITS GOLD PROXY CARDS
                       AT DEXTER'S JULY 14 ANNUAL MEETING


           WAYNE, NJ -- International Specialty Products Inc. (NYSE: "ISP")

announced today that, in light of its decision not to submit its proposals at the July 14 Annual Meeting of Dexter Corporation (NYSE: "DEX"), it will not submit any of the gold proxy cards given to it by Dexter shareholders in connection with ISP's proxy solicitation relating to such proposals. Since votes submitted on a gold proxy card will not be counted, Dexter shareholders that wish to have their shares voted at the Annual Meeting can sign and submit

Dexter's white proxy card, or vote in person.


           To obtain a white proxy card, you may contact Dexter's proxy solicitor, MacKenzie Partners, Inc., toll free, at (800) 322-2885.


                                    * * * * *


      International Specialty Products Inc. is a leading multinational manufacturer of specialty chemicals and mineral products.



      This press release may contain "forward looking statements" within the meaning of the federal securities laws with respect to the Company's financial results and future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Important factors that could cause such differences are discussed in the Company's Annual Report on Form 10-K, that is filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference.